                                                                   EXHIBIT 99(a)

NEWS RELEASE

---------AT THE COMPANY----------           ---------FLEISHMAN HILLARD---------
Lynn Afendoulis                                        Tom Smith
Director of Public Affairs                             Vice President
616/364-6161                                           212/453-2240


FOR IMMEDIATE RELEASE
MONDAY, JULY 14, 2003

   UNIVERSAL FOREST PRODUCTS, INC. SUPPORTS CONFIDENCE WITH RECORD RESULTS IN
                                 SECOND QUARTER

        NET SALES RISE 9.4% TO $552.5 MILLION; DILUTED EARNINGS PER SHARE
                              JUMP 14.6% TO $0.94

GRAND RAPIDS, MI., July 14, 2003 - Universal Forest Products (Nasdaq: UFPI) today announced record net sales and record earnings per share for the second quarter of 2003.

Net sales totaled $552.5 million for the second quarter of 2003, a 9.4% increase over net sales of $504.9 million reported for the same period last year. Net sales for the first six months of 2003 were $908.1 million, a 7.3% increase over sales of $846.6 million for the same period of 2002.

Diluted earnings per share for the quarter were $0.94, a 14.6% increase over diluted earnings per share of $0.82 for the same period last year. Diluted earnings per share for the year-to-date were $1.19, a 4.4% increase over 2002 year-to-date diluted earnings per share of $1.14.

"In March, we expressed optimism for the quarters ahead and we delivered," said CEO William G. Currie. "We demonstrated the strength of our strategies and systems and the power of having the best, most innovative employees in the workplace. They are the reason for our success."

Inclement weather continued to be a factor in the site-built and DIY industries with portions of the Southeast posting their wettest springs ever and record rainfall elsewhere in the Northeast. However, that was partially mitigated by the positive effects low interest rates have had on the construction and home improvement markets.

"Our performance largely is a result of our focus on new five-year goals that call for us to substantially grow our sales and profitability," Currie said. "We pride ourselves on doing what we say we're going to do and hitting our goals. And our people are just getting started on this aggressive new initiative."

                                                             MORE...

UNIVERSAL FOREST PRODUCTS, INC.
PAGE 2

By market, Universal posted second quarter sales of:

     -   $302.6 million D-I-Y/retail, up 14.3% over the same quarter last year;

     - $101.4 million in site-built construction, an increase of 14.7% over last year;

     -   $78.2 million in industrial/other, up 10.4% over last year; and

     - $70.2 million in manufactured housing, a 13.4% decrease over last year (despite a decrease in industry production of approximately 27%).

OUTLOOK
While the company beat its expectations for the second quarter of 2003 and remains optimistic about the rest of the year, it is adjusting the top end of its targets from 12% to 10% for both annual sales growth and diluted earnings per share to reflect the effects of weather on the first quarter. The company now estimates it will achieve annual sales growth of 7% to 10% and diluted earnings per share growth of 7% to 10% for 2003.

Universal Forest Products will conduct a conference call to discuss information included in this news release and related matters at 11:00 a.m. EDT on Tuesday, July 15, 2003. The conference call will be hosted by William G. Currie and will be available for analysts and institutional investors domestically at (800) 960-1012 or internationally at (952) 556-2834. Use conference call ID #186603. The conference call will be available simultaneously, and in its entirety, to all interested investors and news media through a web cast at www.ufpi.com.

Universal Forest Products markets, manufactures, and engineers products for D-I-Y retail home centers, structural lumber products for the manufactured housing industry, engineered wood components for the site-built construction market and specialty wood packaging for various industries.

For information about Universal Forest Products on the Internet, please contact the Company's web site at www.ufpi.com, or call 888-Buy-UFPI.

Included in this report are certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are based on the beliefs of the Company's management as well as on assumptions made by and information currently available to the Company at the time such statements were made. Actual results could differ materially from those included in such forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainty. Among the factors that could cause actual results to differ materially are the following: Adverse lumber market trends, competitive activity, negative economic trends, government regulations, and weather. These risk factors and additional information are included in the company's reports on Form 10K and 10Q on file with the Securities and Exchange Commission.


                         FINANCIAL HIGHLIGHTS TO FOLLOW

UNIVERSAL FOREST PRODUCTS, INC.
PAGE 3


                 CONSOLIDATED STATEMENTS OF EARNINGS (UNAUDITED)
                            FOR THE SIX MONTHS ENDED
                                 JUNE 2003/2002


                                                        QUARTER PERIOD                             YEAR TO DATE
                                        --------------------------------------------  ---------------------------------------------
(IN THOUSANDS, EXCEPT PER SHARE DATA)       2003                   2002                   2003                   2002
                                        ---------------------  ---------------------  ---------------------  ----------------------

NET SALES                                   $ 552,463    100%    $  504,944     100%     $ 908,082     100%     $ 846,600     100%

COST OF GOODS SOLD                            473,721   85.75       436,321    86.41       777,536    85.62       726,700    85.84
                                        --------------         -------------          -------------          -------------

GROSS PROFIT                                   78,742   14.25        68,623    13.59       130,546    14.38       119,900    14.16

SELLING, GENERAL AND
   ADMINISTRATIVE EXPENSES                     46,697    8.45        41,345     8.19        86,885     9.57        79,143     9.35
                                        --------------         -------------          -------------          -------------

EARNINGS FROM OPERATIONS                       32,045    5.80        27,278     5.40        43,661     4.81        40,757     4.81

INTEREST EXPENSE                                3,958    0.72         3,047     0.60         7,745     0.85         5,955     0.70
INTEREST REVENUE                                  (84)  -0.02           (52)   -0.01          (131)   -0.01          (165)   -0.02
GAIN ON SALE OF ASSETS                              -    0.00        (1,082)   -0.21             -     0.00        (1,082)   -0.13
                                        --------------         -------------          -------------          -------------
                                                3,874    0.70         1,913     0.38         7,614     0.84         4,708     0.56
                                        --------------         -------------          -------------          -------------
EARNINGS BEFORE INCOME TAXES
  AND MINORITY INTEREST                        28,171    5.10        25,365     5.02        36,047     3.97        36,049     4.26

INCOME TAXES                                   10,458    1.89         9,400     1.86        13,249     1.46        13,373     1.58
                                        --------------         -------------          -------------          -------------


EARNINGS BEFORE MINORITY INTEREST              17,713    3.21        15,965     3.16        22,798     2.51        22,676     2.68

MINORITY INTEREST                                (551)  -0.10          (611)   -0.12        (1,136)   -0.13        (1,240)   -0.15
                                        --------------         -------------          -------------          -------------

NET EARNINGS                                 $ 17,162    3.11       $15,354     3.04      $ 21,662     2.39      $ 21,436     2.53
                                        ==============         =============          =============          =============



EARNINGS PER SHARE - BASIC                     $ 0.97                $ 0.86                 $ 1.22                 $ 1.19

EARNINGS PER SHARE - DILUTED                   $ 0.94                $ 0.82                 $ 1.19                 $ 1.14


WEIGHTED AVERAGE SHARES
  OUTSTANDING                                  17,741                17,884                 17,735                 18,047

WEIGHTED AVERAGE SHARES
  OUTSTANDING WITH COMMON
  STOCK EQUIVALENTS                            18,193                18,705                 18,222                 18,865






SUPPLEMENTAL SALES DATA
                                        QUARTER PERIOD                                  YEAR TO DATE
                           ------------------------------------------    ---------------------------------------------
MARKET CLASSIFICATION        2003          %        2002         %           2003         %          2002         %
---------------------        -----         -        -----        -           -----        -          -----        -
DO-IT-YOURSELF/RETAIL        $ 302,613     55%     $264,656      52%       $ 459,646      50%      $ 411,420      48%
SITE-BUILT CONSTRUCTION        101,433     18%       88,398      18%         178,137      20%        156,987      19%
MANUFACTURED HOUSING            70,208     13%       81,040      16%         127,569      14%        148,401      18%
INDUSTRIAL AND OTHER            78,209     14%       70,850      14%         142,730      16%        129,792      15%
                           -----------  ------  -----------  -------     -----------  -------  -------------  -------
TOTAL                        $ 552,463    100%     $504,944     100%       $ 908,082     100%      $ 846,600     100%


UNIVERSAL FOREST PRODUCTS, INC.
PAGE 4


                    CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                                 JUNE 2003/2002

(IN THOUSANDS)
                                                                   LIABILITIES AND
ASSETS                            2003             2002            SHAREHOLDERS' EQUITY                  2003              2002
-----------------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS                                                     CURRENT LIABILITIES
  Cash and cash equivalents      $ 16,139           $ 18,020         Notes payable                       $ 1,679           $ 2,001
  Accounts receivable             200,033            178,017         Accounts payable and
  Inventories                     166,742            137,999              accrued liabilities            157,801           140,699
  Other current assets              4,944              3,425         Current portion of long-term
                                                                          debt and capital leases          6,271            19,025
                               -----------     --------------
TOTAL CURRENT ASSETS              387,858            337,461
                                                                                                      -----------     -------------
                                                                   TOTAL CURRENT LIABILITIES             165,751           161,725
OTHER ASSETS                        6,401              6,334
INTANGIBLE ASSETS                 131,858            125,583       LONG-TERM DEBT AND CAPITAL
                                                                   LEASES, LESS CURRENT PORTION          255,975           219,675
PROPERTY, PLANT                                                    OTHER LIABILITIES                      29,819            23,679
AND EQUIPMENT, NET                211,277            188,677
                               -----------     --------------
                                                                   SHAREHOLDERS' EQUITY                  285,849           252,976
                                                                                                      -----------     -------------



                                                                   TOTAL LIABILITIES AND
TOTAL ASSETS                    $ 737,394            658,055         SHAREHOLDERS' EQUITY              $ 737,394         $ 658,055
                               ===========     ==============                                         ===========     =============


UNIVERSAL FOREST PRODUCTS, INC.
PAGE 5


                CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
                            FOR THE SIX MONTHS ENDED
                                 JUNE 2003/2002

(IN THOUSANDS)                                                         2003       2002
-----------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net earnings                                                         $ 21,662    $ 21,436
Adjustments to reconcile net earnings to net cash
  from operating activities:
      Depreciation                                                     12,202      11,322
      Amortization of intangibles                                       1,033         587
      Deferred income taxes                                            (1,438)       (251)
      Loss on sale or impairment of property, plant and equipment         640        (949)
      Changes in:
        Accounts receivable                                           (94,237)    (89,290)
        Inventories                                                      (736)    (15,194)
        Accounts payable                                               52,039      43,027
        Accrued liabilities and other                                  11,755       9,598
                                                                     --------    --------
          NET CASH FROM OPERATING ACTIVITIES                            2,920     (19,714)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, plant, and equipment                           (20,689)    (13,481)
Purchases of licensing agreements                                        (150)     (2,000)
Acquisitions, net of cash received                                       (187)       (359)
Proceeds from sale of property, plant and equipment                     1,147       2,545
Other                                                                   1,961       1,094
                                                                     --------    --------
          NET CASH FROM INVESTING ACTIVITIES                          (17,918)    (12,201)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net borrowings under revolving credit facilities and notes payable     26,437      71,827
Repayment of long-term debt                                            (6,167)     (7,557)
Proceeds from issuance of common stock                                    873         716
Distributions to minority shareholder                                    (633)       (585)
Dividends paid to shareholders                                           (798)       (806)
Repurchase of common stock                                             (2,029)    (36,547)
                                                                     --------    --------
          NET CASH FROM FINANCING ACTIVITIES                           17,683      27,048
                                                                     --------    --------


NET CHANGE IN CASH AND CASH EQUIVALENTS                                 2,685      (4,867)

CASH AND CASH EQUIVALENTS, BEGINNING
  OF PERIOD                                                            13,454      22,887
                                                                     --------    --------

CASH AND CASH EQUIVALENTS, END OF PERIOD                             $ 16,139    $ 18,020
                                                                     ========    ========

